                                Exhibit 24
                                ----------

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                  /s/ Richard L. Battram
                                  -----------------------------------
                                  Richard L. Battram

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                        /s/ B. A. Bridgewater, Jr.
                                        -----------------------------
                                        B. A. Bridgewater, Jr.

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 24, 1996




                                  /s/ William E. Cornelius
                                  -----------------------------------
                                  William E. Cornelius

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 26, 1996




                                  /s/ John E. Hayes, Jr.
                                  -----------------------------------
                                  John E. Hayes, Jr.

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                  /s/ Samuel B. Hayes, III
                                  -----------------------------------
                                  Samuel B. Hayes, III

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                  /s/ C. Ray Holman
                                  -----------------------------------
                                  C. Ray Holman

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                  /s/ John Peters MacCarthy
                                  -----------------------------------
                                  John Peters MacCarthy

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                  /s/ William E. Maritz
                                  -----------------------------------
                                  William E. Maritz

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                  /s/ Richard E. Peck
                                  -----------------------------------
                                  Richard E. Peck

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 26, 1996




                                  /s/ Jerry E. Ritter
                                  -----------------------------------
                                  Jerry E. Ritter

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 26, 1996




                                  /s/ William P. Stiritz
                                  -----------------------------------
                                  William P. Stiritz

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 25, 1996




                                  /s/ Albert E. Suter
                                  -----------------------------------
                                  Albert E. Suter

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 30, 1996




                                  /s/ Dwight D. Sutherland
                                  -----------------------------------
                                  Dwight D. Sutherland

                             POWER OF ATTORNEY

                      1933 ACT REGISTRATION STATEMENT

                                    of

                        BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under (i) the Amended and Restated Fourth Financial Corporation 1986 Incentive Stock Option Plan, (ii) the Amended and Restated Fourth Financial Corporation 1981 Incentive Stock Option Plan, (iii) the Fourth Financial Corporation 1993 Incentive Stock Option Plan, (iv) Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan, (v) Fourth Financial Corporation 1993 Employee Stock Purchase Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  January 23, 1996




                                  /s/ Theodore C. Wetterau
                                  -----------------------------------
                                  Theodore C. Wetterau